UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2019

Oaktree Real Estate Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-223022	82-2365593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA		90071
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 4, 2019, Oaktree Real Estate Income Trust, Inc. (the “Company”) acquired $25 million principal amount of bonds (the “Bond Investment”) collateralized by a term loan described in more detail below (the “Term Loan”) by assuming ownership of a special purpose vehicle from an affiliate of the Company’s adviser, Oaktree Fund Advisors, LLC (“Oaktree”), and contemporaneously assuming a $25 million borrowing under the Company’s line of credit with an affiliate of Oaktree that was used to finance the investment. The Term Loan was originated by Citigroup Corporation and is cross-collateralized by and senior to equity interests of the owners in International Markets Center (“IMC”) and AmericasMart Atlanta (“AMC”).

IMC and AMC are two of the leading national furniture showroom companies with a combined 14.4 million square feet of showroom space located in Las Vegas, Nevada, High Point, North Carolina and Atlanta, Georgia. Investment funds managed by an affiliate of Oaktree previously owned IMC.

The Term Loan matures in December 2023. The Bond Investment bears interest at a floating rate of 6.1225% over the one-month LIBOR.

The Term Loan is structurally subordinate to a $1.15 billion first mortgage on properties owned by IMC (the “IMC Senior Loan”) and a $493 million first mortgage on properties owned by AMC (the “AMC Senior Loan”). The Term Loan, the IMC Senior Loan and the AMC Senior Loan total a loan-to-appraised real estate value ratio of approximately 67.1%.

The Company’s Bond Investment cost basis of $128 per square foot represents a significant discount to both the appraisal value and the equity owner’s cost basis. Additionally, the Company’s last-dollar basis is supported by substantial sponsor equity.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in the Company’s Registration Statement on Form S-11 (File No. 333-223022) and in the Company’s annual report on Form 10-K for the year ended December 31, 2018, as such factors may be updated from time to time in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any obligation to update forward-looking statements, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE REAL ESTATE INCOME TRUST, INC.

Date: September 6, 2019	By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Chief Securities Counsel and Secretary